                                                                October 28, 2010

THE DREYFUS/LAUREL FUNDS TRUST

-          DREYFUS HIGH YIELD FUND

Supplement to Prospectus

dated May 1, 2010

The following information supersedes and replaces any contrary information contained in the section of the fund’s prospectus entitled “Fund Summary – Portfolio Management” and in the section of the fund’s prospectus entitled “Fund Details – Management”:

The fund’s co-primary portfolio managers are Karen Bater and Chris Barris.  Ms. Bater has been a primary portfolio manager of the fund and employed by Dreyfus since July 2007.  She is Director of high yield strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, and is responsible for managing Standish’s high yield portfolios.  Ms. Bater joined Standish in July 2007.  Prior to joining Standish, Ms. Bater led the high yield portfolio management team at NWD Investments since May 2000.  Mr. Barris has been a co-primary portfolio manager of the fund since October 2010 and has been a portfolio manager of the fund and employed by Dreyfus since July 2007.  He is a high yield sector strategist of high yield portfolios at Standish and senior analyst for corporate bonds.  Mr. Barris joined Standish in February 2005.

                                October 28, 2010

The Dreyfus/Laurel Funds Trust

Dreyfus High Yield Fund

Supplement to Statement of Additional Information (the “SAI”)

dated May 1, 2010

                The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements-Portfolio Management”:

                Karen Bater and Chris Barris serve as co-primary portfolio managers of the Fund.  Dean Graves and Stephen Sylvester are additional portfolio managers of the Fund.  Ms. Bater and Messrs. Barris, Graves and Sylvester are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus, and manage the Fund as employees of Dreyfus.

            Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of September 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	2	$1,380.7 Billion	0	$0	21	$3,811.2 Billion
Karen Bater	2	$1,380.7 Billion	0	$0	21	$3,811.2 Billion

None of the accounts managed by Ms. Bater and Mr. Barris are subject to a performance-based advisory fee.

As of September 30, 2010, Ms. Bater and Mr. Barris did not beneficially own any shares of the Fund.